NEITHER  THE  WARRANTS  NOR THE  SHARES  OF COMMON  STOCK TO BE ISSUED  UPON THE
EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY
                      SUCH REGISTRATION IS NOT  REQUIRED.


                                     WARRANT

                       For the Purchase of Common Stock of

                           EUROPA CRUISES CORPORATION
                             A DELAWARE CORPORATION

         VOID AFTER 11:59 P.M. EASTERN STANDARD TIME ON OCTOBER 30, 2006

Warrant No.___________                                      Warrant to Purchase
                                                               100,000 Shares


      THIS WARRANT CERTIFIES THAT, for value received, First Union National Bank of Florida or its registered assigns (the "Holder") is entitled to acquire from Europa Cruises Corporation, a Delaware corporation whose address is 150 - 153rd Avenue, Suite 200, Madeira Beach, Florida 33708 (the "Company"), an aggregate of One Hundred Thousand (100,000) shares of fully paid, nonassessable Common Stock, par value $.001 of the Company ("Common Stock") at any time on or prior to 11:59 p.m. Eastern Standard Time on October 30, 2006 (the "Expiration Date"), at such price and upon such terms and conditions as set forth herein. If not exercised prior to the Expiration Date, this Warrant and all rights granted under this Warrant shall expire and lapse.

      The number and character of the securities purchasable upon exercise of this Warrant and the Purchase Price (defined below) are subject to adjustment as provided in Section 5 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The shares of Common Stock purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Warrant Shares."


I.    EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

            (a) PURCHASE PRICE. The purchase price of each Warrant Share issuable upon exercise of this Warrant shall be $2.00 per Warrant Share, subject to adjustment as provided in Section 5 hereof ("Purchase Price").

            (b) WARRANT EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from time to time prior to the Expiration Date, by the surrender and presentment of this Warrant accompanied by a duly executed Notice of Exercise in the form attached hereto (the "Exercise Notice"), together with the payment of the aggregate Purchase Price (the "Aggregate Purchase Price") for the number of Warrant Shares specified in the Exercise Notice in the manner specified in
Section 1(d) hereof, all of which shall be presented to the Company, at its principal office as set forth on page 1 of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

            As soon as practicable after full or partial exercise of this Warrant, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of Warrant Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Warrant. This Warrant shall be deemed to have been exercised, and the Warrant Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Warrant Shares for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Aggregate Purchase Price has been presented and surrendered to the Company in accordance with the provisions of this Section 1(b), notwithstanding that the stock transfer books of the Company may then be closed. In the event this Warrant is only partially exercised, a new Warrant evidencing the right to acquire the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Warrant Shares so purchased.

            (c) CONDITIONS TO ACQUISITION OF WARRANT SHARES. The Company's obligation to sell the Warrant Shares to the Holder upon exercise of this Warrant is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance, or delivery of the Warrant Shares issued by any federal, state, or foreign court of competent jurisdiction shall be in effect, and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Warrant Shares, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Company; PROVIDED, HOWEVER, that any failure by the Company to sell Warrant Shares to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Warrant Shares upon the subsequent satisfaction of such conditions.

            (d) PAYMENT OF PURCHASE PRICE. The Aggregate Purchase Price of the Warrant Shares being acquired upon exercise of this Warrant shall be paid by the Holder to the Company by delivery of a certified bank or cashier's check payable to the order of the Company in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Warrant Shares specified in the Exercise Notice to be purchased upon such exercise.

      1. STOCK FULLY PAID; RESERVATION OF SHARES. The Company hereby agrees that it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities and property) that may be required from time to time for issuance and delivery upon the exercise of this Warrant. All Warrant Shares when issued in accordance with this Warrant shall be duly and validly issued, shall be fully paid and nonassessable, free and clear of any claim, lien, encumbrance, or security interest of any kind whatsoever and free from all preemptive rights of any security holder of the Company. The Company shall take all action as may be necessary to assure that such Warrant Shares (and any other securities and property) may be issued and delivered as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or inter-dealer quotation system upon which the Common Stock may be listed; PROVIDED, HOWEVER, that the Company shall not be required to effect a registration under federal or state securities laws except as provided in Section 8. The Company will not take any action which would restrict in any adjustment of the Purchase Price (as described in Section 5 hereof) if the total number of Warrant Shares issuable after such action upon exercise of all outstanding Warrants, together with all Common Stock then outstanding and all Common Stock then issuable upon exercise of all other options and warrants and upon conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation, as amended.

      2.    EXCHANGE, ASSIGNMENT, OR LOSS OF WARRANT.

            (a) This Warrant is exchangeable, without expense other than as provided in this Section 3, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

            (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, its successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with Section 7 herein. If permitted under Section 7, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("Assignment Form"), whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be cancelled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

            (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

            (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

            (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed, or mutilated, and shall be enforceable by any Holder thereof.

            (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 3.

      3. RIGHTS OF THE HOLDER. The Holder by virtue hereof shall not be entitled to any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings) or otherwise deemed to be a shareholder of the Company, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

      4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities that may be acquired upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

            (a) DIVIDENDS, SUBDIVISIONS, COMBINATIONS, OR CONSOLIDATIONS OF COMMON STOCK.

                  (i) In the event that the Company shall declare, pay, or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Purchase Price shall be increased in such proportion.

                  (ii) If the Company declares, pays, or makes any dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Warrant. The securities and other property then deliverable to the Holder upon the exercise of this Warrant shall be in the same ratio to the total securities and property set aside for the Holder as the number of Warrant Shares with respect to which this Warrant is then exercised is to the total Warrant Shares that may be acquired pursuant to this Warrant at the time the securities or property were set aside for the Holder.

                  (iii) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for purposes of this Warrant, be deemed to have been issued as a stock dividend subject to the adjustments set forth in Section 5(a)(i).

                  (iv) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of a class of stock (other than Common Stock), Convertible Securities, or other interests from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of stock, Convertible Securities, or other interests so issued or transferred shall, for purposes of this Warrant, be deemed to have been issued as a dividend or other distribution subject to Section 5(a)(ii).

            (b) PRO RATA SUBSCRIPTION RIGHTS. If at any time the Company grants to its shareholders rights to subscribe pro rata for additional securities of the Company, whether Common Stock, Convertible Securities, or for any other securities or interests that the Holder would have been entitled to subscribe for if, immediately prior to such grant, the Holder had exercised this Warrant, then the Company shall also grant to the Holder the same subscription rights that the Holder would be entitled to if the Holder had exercised this Warrant in full immediately prior to such grant.

            (c) EFFECT OF RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, MERGER, OR SALE OF ASSETS.

                  (i) Upon the  occurrence of any of the following  events,  the
Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by the exercise of this Warrant, to acquire for the Aggregate Purchase Price described in this Warrant the kind and amount of shares of stock and other securities, property, and interests as would be issued or payable with respect to or in exchange for the number of Warrant Shares that are then purchasable pursuant to this Warrant as if such Warrant Shares had been issued to the Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change as a result of an issuance of Common Stock under Subsection 5(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary, or any affiliated entity, or the sale, lease, pledge, mortgage, conveyance, or exchange of a significant portion of the Company's assets taken as a whole, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. Any such provision made by the Company for adjustments with respect to this Warrant shall be as nearly equivalent to the adjustments otherwise provided for in this Warrant as is reasonably practicable. The foregoing provisions of this Section 5(c)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. In the event that in any such reclassification, capital reorganization, change, consolidation, merger, spin-off, sale, lease, or exchange, additional shares of Common Stock are issued in exchange, conversion, substitution, or payment, in whole or in part, for securities of the Company other than Common Stock, any such issue shall be determined in accordance with
Section 5(e)(ii) below.

                  (ii) If the result of any sale, lease, pledge, mortgage, conveyance, or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "Termination of Business"), is that shareholders of the Company are to receive securities or other interests of a successor entity, the provisions of Section 5(c)(i) above shall apply. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all of the rights of the other shareholders of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved and Section 5(c)(i) does not apply, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business.

            (d) OBLIGATION OF SUCCESSORS OR TRANSFEREES. The Company shall not effect any consolidation, merger, or sale or conveyance of assets within the meaning of Section 5(c)(i)(B) or (C), unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder pursuant to Section 11 herein, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. In no event shall the securities received pursuant to this Section be registerable or transferable other than pursuant and subject to the terms of this Warrant.

            (e)   PURCHASE PRICE ADJUSTMENTS.

                  (i) Except as otherwise provided in this Section 5, upon any adjustment of the Purchase Price, the Holder shall be entitled to purchase, based upon the new Purchase Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of Warrant Shares that may be acquired pursuant to this Warrant immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Purchase Price.

                  (ii) If consideration other than money is received or issued by the Company upon the issuance, sale, or purchase of Common Stock, Convertible Securities, or other securities or interests, the fair market value of such consideration, as reasonably determined by the Company's independent public accountant shall be used for purposes of any adjustment required by this Section
5. The fair market value of such consideration shall be determined as of the date of the adoption of the resolution of the Board of Directors of the Company that authorizes the transaction giving rise to the adjustment. In case of the issuance or sale of the Common Stock, Convertible Securities, or other securities or property without separate allocation of the purchase price, the Company's independent public accountant shall reasonably determine an allocation of the consideration among the items being issued or sold. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of that Common Stock for a consideration other than money immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive the Common Stock. The Company shall promptly deliver written notice of all such determinations by its independent public accountants to the Holder of this Warrant.

            (f) APPLICATION OF THIS SECTION. The provisions of this Section 5 shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

            (g) DEFINITION OF COMMON STOCK. Unless the context requires otherwise, whenever reference is made in this Section 5 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean: (i) the $.001 par value common shares of the Company, (ii) any other class of stock ranking on a parity with, and having substantially similar rights and privileges as the Company's $.001 par value common stock, and (iii) any Convertible Security convertible into either (i) or (ii). However, subject to the provisions of

Section 5(c)(i) above, Warrant Shares issuable upon exercise of this Warrant shall include only shares of common stock designated as $.001 par value common stock of the Company as of the date of this Warrant.

            (h) FRACTIONAL SHARES. No fractional Warrant Shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant made pursuant to this Section 5 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Warrant may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

            (i) COMPANY-HELD STOCK. For purposes of Sections 5(a) above, shares of Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

      5.    NOTICE TO THE HOLDER.

            (a)   [Intentionally Deleted]

            (b) Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen, and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 6(b).

      6.    TRANSFER TO COMPLY WITH THE SECURITIES ACT.

            (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

            (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act for distribution to the public pursuant to Section 7(d) below:

                  "The shares  represented by this Certificate
                  may  not  be  offered  for  sale,   sold  or
                  otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Securities Act") or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company."

            (c) The Holder agrees that, prior to the disposition of any Warrant Shares acquired upon the exercise hereof under circumstances that might require registration of such Warrant Shares or other security issued or issuable upon exercise of this Warrant under the Securities Act, or any similar federal or state statute, other than in connection with dispositions made pursuant to
Section 8 hereof, the Holder shall give written notice to the Company, expressing his intention as to the disposition to be made of such Warrant Shares or other security issued or issuable upon exercise of this Warrant; except, that such notice shall not be required for a sale of the Warrant Shares or other security issued or issuable upon exercise of this Warrant made pursuant to the requirements of Rule 144 promulgated under the Securities Act. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Holder's counsel the proposed disposition does not require registration of the Warrant Shares or any other security issuable or issued upon the exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such Warrant Shares issuable or issued upon the exercise thereof, all in accordance with the terms of the notice delivered by the Holder to the Company.

      7. REGISTRATION RIGHTS. The Warrant Shares issuable upon the exercise of this Warrant have not been registered under the Securities Act and may be entitled to registration rights in accordance with the Registration Rights Agreement, dated as of the date hereof, between the Company and the Holder (the "Registration Rights Agreement"). A copy of the Registration Rights Agreement is attached hereto as Exhibit A.

      8. BEST EFFORTS. The Company covenants that it will not, by amendment of its Certificate of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder against dilution or other impairment.

      9. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares or other securities upon the exercise of all Warrants from time to time outstanding.

      10. NOTICES. All notices, demands, requests, certificates, or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given, and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address; and, if to the Company, addressed to it at that address appearing on page 1 of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

      11. CORPORATE BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

      12. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

      13. SURVIVAL. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

      14. NO AMENDMENTS OR MODIFICATIONS. Neither this Warrant nor any provision hereof may be amended, modified, waived, or terminated except upon the written consent of the Company and the Holders of this Warrant.

      15. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an officer, thereunto duly authorized this 30th day of October, 1996.

                              EUROPA CRUISES CORPORATION


                              By________________________________________________
                                    Lester E. Bullock
                                    President

                                   ASSIGNMENT
                                   ----------


      FOR VALUE RECEIVED, the undersigned ____________________________ hereby sell(s), assign(s), and transfer(s) unto _____________________________________, the rights represented by the within Warrant to purchase _________ ( ) shares of the Common Stock of _____________________________ pursuant to the terms and conditions of this Warrant held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Warrant Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned a new Warrant evidencing the right to purchase the number of Warrant Shares remaining after issuance and delivery of this Warrant to the above-named assignee. Except for the number of shares that may be purchased, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant. To complete the assignment contemplated by this Assignment, the undersigned irrevocably appoints ______________________as the undersigned's attorney-in-fact to transfer this Warrant and the rights thereunder on the books of the Company with the full power of substitution for these purposes.

Dated:_______________________, 19__

                                    ______________________________________
__________________
                                    Printed Name of the Holder

                                    ____________________________________________
                                    Signature


________________________________________________________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or trust company having an office or correspondent in the State of Florida, or by a firm having membership on a registered national securities exchange and an office in the State of Florida.

                               NOTICE OF EXERCISE
                               ------------------

(To be executed by the Holder desiring to exercise the right to acquire shares of Common Stock of ________________, Inc., pursuant to this Warrant.)




      The undersigned Holder of a Warrant to purchase shares of Common Stock ("Shares) of _______________, Inc., a Florida corporation, hereby elects to purchase, pursuant to the provisions of the Holder's Warrant dated _____________________ held by the undersigned, to the extent of purchasing the following number of such Shares __________________ ( ); and requests that the Certificate for such Shares be issued in the name of, and delivered to_______________________________________________________________, whose address is_________________________________________________________________; and further requests, if the number of Shares transferred are not all the Shares that may be acquired pursuant to the unexercised portion of this Warrant, that a new Warrant of like tenor for the remaining Shares that may be acquired pursuant to this Warrant be issued and delivered to the undersigned.


Dated:___________________, 1996.


                                    Printed Name:______________________________
__________

                                    Signature:   ______________________________

__________
                                    Address:     ______________________________

                                                  _______________________

__________


(Signature must conform in all respects to the name of holder as specified on the face of this Warrant.)

NEITHER  THE  WARRANTS  NOR THE  SHARES  OF COMMON  STOCK TO BE ISSUED  UPON THE
EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS IN THE OPINION OF COUNSEL TO THE COMPANY
                      SUCH REGISTRATION IS NOT  REQUIRED.


                                     WARRANT

                       For the Purchase of Common Stock of

                           EUROPA CRUISES CORPORATION
                             A DELAWARE CORPORATION

         VOID AFTER 11:59 P.M. EASTERN STANDARD TIME ON FEBRUARY 4, 2007

Warrant No.   2                                            Warrant to Purchase
           ______                                             100,000 Shares


      THIS WARRANT CERTIFIES THAT, for value received, First Union National Bank of Florida or its registered assigns (the "Holder") is entitled to acquire from Europa Cruises Corporation, a Delaware corporation whose address is 150 - 153rd Avenue, Suite 200, Madeira Beach, Florida 33708 (the "Company"), an aggregate of One Hundred Thousand (100,000) shares of fully paid, nonassessable Common Stock, par value $.001 of the Company ("Common Stock") at any time on or prior to 11:59 p.m. Eastern Standard Time on February 4, 2007 (the "Expiration Date"), at such price and upon such terms and conditions as set forth herein. If not exercised prior to the Expiration Date, this Warrant and all rights granted under this Warrant shall expire and lapse.

      The number and character of the securities purchasable upon exercise of this Warrant and the Purchase Price (defined below) are subject to adjustment as provided in Section 5 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants issued in substitution for or replacement of this Warrant, or any warrant into which this Warrant may be divided or exchanged. The shares of Common Stock purchasable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Warrant Shares."


I.    EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

            (a) PURCHASE PRICE. The purchase price of each Warrant Share issuable upon exercise of this Warrant shall be $2.00 per Warrant Share, subject to adjustment as provided in Section 5 hereof ("Purchase Price").

            (b) WARRANT EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, and from time to time prior to the Expiration Date, by the surrender and presentment

Exercise in the form attached hereto (the "Exercise Notice"), together with the payment of the aggregate Purchase Price (the "Aggregate Purchase Price") for the number of Warrant Shares specified in the Exercise Notice in the manner specified in Section 1(d) hereof, all of which shall be presented to the Company, at its principal office as set forth on page 1 of this Warrant, or at such other place as the Company may designate by notice in writing to the Holder.

            As soon as practicable after full or partial exercise of this Warrant, the Company at its expense (including, without limitation, the payment by it of all taxes and governmental charges applicable to such exercise and issuance of Warrant Shares) shall cause to be issued in the name of and delivered to the Holder or such other persons as directed by the Holder, a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such denominations as instructed by the Holder, together with any other securities and property to which the Holder is entitled upon exercise under the terms of this Warrant. This Warrant shall be deemed to have been exercised, and the Warrant Shares acquired thereby shall be deemed issued, and the Holder or any person(s) designated by the Holder shall be deemed to have become holders of record of such Warrant Shares for all purposes, as of the close of business on the date that this Warrant, the duly executed and completed Exercise Notice, and full payment of the Aggregate Purchase Price has been presented and surrendered to the Company in accordance with the provisions of this Section 1(b), notwithstanding that the stock transfer books of the Company may then be closed. In the event this Warrant is only partially exercised, a new Warrant evidencing the right to acquire the number of Warrant Shares with respect to which this Warrant shall not then have been exercised, shall be executed, issued and delivered by the Company to the Holder simultaneously with the delivery of the certificates representing the Warrant Shares so purchased.

            (c) CONDITIONS TO ACQUISITION OF WARRANT SHARES. The Company's obligation to sell the Warrant Shares to the Holder upon exercise of this Warrant is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance, or delivery of the Warrant Shares issued by any federal, state, or foreign court of competent jurisdiction shall be in effect, and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Warrant Shares, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Company; PROVIDED, HOWEVER, that any failure by the Company to sell Warrant Shares to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Warrant Shares upon the subsequent satisfaction of such conditions.

            (d) PAYMENT OF PURCHASE PRICE. The Aggregate Purchase Price of the Warrant Shares being acquired upon exercise of this Warrant shall be paid by the Holder to the Company by delivery of a certified bank or cashier's check payable to the order of the Company in the amount of the Aggregate Purchase Price which shall be determined by multiplying the Purchase Price by the number of Warrant Shares specified in the Exercise Notice to be purchased upon such exercise.

      1. STOCK FULLY PAID; RESERVATION OF SHARES. The Company hereby agrees that it will at all times have authorized and will reserve and keep available, solely for issuance and delivery to the Holder, that number of shares of its Common Stock (or other securities and property) that may be required from time to time for issuance and delivery upon the exercise of this Warrant. All Warrant Shares when issued in accordance with this Warrant shall be duly and validly issued, shall be fully paid and nonassessable, free and clear of any claim, lien, encumbrance, or security interest of any kind whatsoever and free from all preemptive rights of any security holder of the Company. The Company shall take all action as may be necessary to assure that such Warrant Shares (and any other securities and property) may be issued and delivered as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or inter-dealer quotation system upon which the Common Stock may be listed; PROVIDED, HOWEVER, that the Company shall not be required to effect a registration under federal or state securities laws except as provided in Section 8. The Company will not take any action which would restrict in any adjustment of the Purchase Price (as described in Section 5 hereof) if the total number of Warrant Shares issuable after such action upon exercise of all outstanding Warrants, together with all Common Stock then outstanding and all Common Stock then issuable upon exercise of all other options and warrants and upon conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation, as amended.

      2.    EXCHANGE, ASSIGNMENT, OR LOSS OF WARRANT.

            (a) This Warrant is exchangeable, without expense other than as provided in this Section 3, at the option of the Holder upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

            (b) All of the covenants and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, its successors and permitted assigns hereunder. This Warrant may be sold, transferred, assigned, or hypothecated only in compliance with Section 7 herein. If permitted under Section 7, any such assignment shall be made by surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto ("Assignment Form"), whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be cancelled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

            (c) This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

            (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

            (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed, or mutilated, and shall be enforceable by any Holder thereof.

            (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 3.

      3. RIGHTS OF THE HOLDER. The Holder by virtue hereof shall not be entitled to any rights of a shareholder in the Company (including, without limitation, rights to receive dividends, vote or receive notice of meetings) or otherwise deemed to be a shareholder of the Company, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the shareholders of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

      4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities that may be acquired upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment, from time to time, upon the happening of any of the following events:

            (a) DIVIDENDS, SUBDIVISIONS, COMBINATIONS, OR CONSOLIDATIONS OF COMMON STOCK.

                  (i) In the event that the Company shall declare, pay, or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision, and the Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the Purchase Price shall be increased in such proportion.

                  (ii) If the Company declares, pays, or makes any dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Warrant. The securities and other property then deliverable to the Holder upon the exercise of this Warrant shall be in the same ratio to the total securities and property set aside for the Holder as the number of Warrant Shares with respect to which this Warrant is then exercised is to the total Warrant Shares that may be acquired pursuant to this Warrant at the time the securities or property were set aside for the Holder.

                  (iii) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for purposes of this Warrant, be deemed to have been issued as a stock dividend subject to the adjustments set forth in Section 5(a)(i).

                  (iv) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of a class of stock (other than Common Stock), Convertible Securities, or other interests from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of stock, Convertible Securities, or other interests so issued or transferred shall, for purposes of this Warrant, be deemed to have been issued as a dividend or other distribution subject to Section 5(a)(ii).

            (b) PRO RATA SUBSCRIPTION RIGHTS. If at any time the Company grants to its shareholders rights to subscribe pro rata for additional securities of the Company, whether Common Stock, Convertible Securities, or for any other securities or interests that the Holder would have been entitled to subscribe for if, immediately prior to such grant, the Holder had exercised this Warrant, then the Company shall also grant to the Holder the same subscription rights that the Holder would be entitled to if the Holder had exercised this Warrant in full immediately prior to such grant.

            (c) EFFECT OF RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, MERGER, OR SALE OF ASSETS.

                  (i) Upon the  occurrence of any of the following  events,  the
Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by the exercise of this Warrant, to acquire for the Aggregate Purchase Price described in this Warrant the kind and amount of shares of stock and other securities, property, and interests as would be issued or payable with respect to or in exchange for the number of Warrant Shares that are then purchasable pursuant to this Warrant as if such Warrant Shares had been issued to the Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change as a result of an issuance of Common Stock under Subsection 5(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary, or any affiliated entity, or the sale, lease, pledge, mortgage, conveyance, or exchange of a significant portion of the Company's assets taken as a whole, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. Any such provision made by the Company for adjustments with respect to this Warrant shall be as nearly equivalent to the adjustments otherwise provided for in this Warrant as is reasonably practicable. The foregoing provisions of this Section 5(c)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges. In the event that in any such reclassification, capital reorganization, change, consolidation, merger, spin-off, sale, lease, or exchange, additional shares of Common Stock are issued in exchange, conversion, substitution, or payment, in whole or in part, for securities of the Company other than Common Stock, any such issue shall be determined in accordance with
Section 5(e)(ii) below.

                  (ii) If the result of any sale, lease, pledge, mortgage, conveyance, or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "Termination of Business"), is that shareholders of the Company are to receive securities or other interests of a successor entity, the provisions of Section 5(c)(i) above shall apply. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares so acquired, shall be entitled to all of the rights of the other shareholders of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved and Section 5(c)(i) does not apply, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business.

            (d) OBLIGATION OF SUCCESSORS OR TRANSFEREES. The Company shall not effect any consolidation, merger, or sale or conveyance of assets within the meaning of Section 5(c)(i)(B) or (C), unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder pursuant to Section 11 herein, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. In no event shall the securities received pursuant to this Section be registerable or transferable other than pursuant and subject to the terms of this Warrant.

            (e)   PURCHASE PRICE ADJUSTMENTS.

                  (i) Except as otherwise provided in this Section 5, upon any adjustment of the Purchase Price, the Holder shall be entitled to purchase, based upon the new Purchase Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of Warrant Shares that may be acquired pursuant to this Warrant immediately prior to the adjustment of the Purchase Price by the Purchase Price in effect immediately prior to its adjustment and dividing the product so obtained by the new Purchase Price.

                  (ii) If consideration other than money is received or issued by the Company upon the issuance, sale, or purchase of Common Stock, Convertible Securities, or other securities or interests, the fair market value of such consideration, as reasonably determined by the Company's independent public accountant shall be used for purposes of any adjustment required by this Section
5. The fair market value of such consideration shall be determined as of the date of the adoption of the resolution of the Board of Directors of the Company that authorizes the transaction giving rise to the adjustment. In case of the issuance or sale of the Common Stock, Convertible Securities, or other securities or property without separate allocation of the purchase price, the Company's independent public accountant shall reasonably determine an allocation of the consideration among the items being issued or sold. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance of that Common Stock for a consideration other than money immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive the Common Stock. The Company shall promptly deliver written notice of all such determinations by its independent public accountants to the Holder of this Warrant.

            (f) APPLICATION OF THIS SECTION. The provisions of this Section 5 shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

            (g) DEFINITION OF COMMON STOCK. Unless the context requires otherwise, whenever reference is made in this Section 5 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean: (i) the $.001 par value common shares of the Company, (ii) any other class of stock ranking on a parity with, and having substantially similar rights and privileges as the Company's $.001 par value common stock, and (iii) any Convertible Security convertible into either (i) or (ii). However, subject to the provisions of
Section 5(c)(i) above, Warrant Shares issuable upon exercise of this Warrant shall include only shares of common stock designated as $.001 par value common stock of the Company as of the date of this Warrant.

            (h) FRACTIONAL SHARES. No fractional Warrant Shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. In the event that an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant made pursuant to this Section 5 hereof results in a number of shares issuable upon exercise which includes a fraction, at the Holder's election, this Warrant may be exercised for the next larger whole number of shares or the Company shall make a cash payment equal to that fraction multiplied by the current market value of that share.

            (i) COMPANY-HELD STOCK. For purposes of Sections 5(a) above, shares of Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

      5.    NOTICE TO THE HOLDER.

            (a)   [Intentionally Deleted]

            (b) Upon the happening of an event requiring adjustment of the Purchase Price or the kind or amount of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted Purchase Price and the adjusted number of Warrant Shares that may be acquired or the kind and amount of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method of calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen, and the facts upon which the calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 6(b).

      6.    TRANSFER TO COMPLY WITH THE SECURITIES ACT.

            (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

            (b) The Company may cause the following legend, or its equivalent, to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act for distribution to the public pursuant to Section 7(d) below:

                  "The shares  represented by this Certificate
                  may  not  be  offered  for  sale,   sold  or
                  otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Securities Act") or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company."

            (c) The Holder agrees that, prior to the disposition of any Warrant Shares acquired upon the exercise hereof under circumstances that might require registration of such Warrant Shares or other security issued or issuable upon exercise of this Warrant under the Securities Act, or any similar federal or state statute, other than in connection with dispositions made pursuant to
Section 8 hereof, the Holder shall give written notice to the Company, expressing his intention as to the disposition to be made of such Warrant Shares or other security issued or issuable upon exercise of this Warrant; except, that such notice shall not be required for a sale of the Warrant Shares or other security issued or issuable upon exercise of this Warrant made pursuant to the requirements of Rule 144 promulgated under the Securities Act. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Holder's counsel the proposed disposition does not require registration of the Warrant Shares or any other security issuable or issued upon the exercise of this Warrant under the Securities Act, or any similar federal or state statute, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such Warrant Shares issuable or issued upon the exercise thereof, all in accordance with the terms of the notice delivered by the Holder to the Company.

      7. REGISTRATION RIGHTS. The Warrant Shares issuable upon the exercise of this Warrant have not been registered under the Securities Act and may be entitled to registration rights in accordance with the Registration Rights Agreement, dated as of the date hereof, between the Company and the Holder (the "Registration Rights Agreement"). A copy of the Registration Rights Agreement is attached hereto as Exhibit A.

      8. BEST EFFORTS. The Company covenants that it will not, by amendment of its Certificate of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder against dilution or other impairment.

      9. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares or other securities upon the exercise of all Warrants from time to time outstanding.

      10. NOTICES. All notices, demands, requests, certificates, or other communications by the Company to the Holder and by the Holder to the Company shall be in writing and shall be deemed to have been delivered, given, and received when personally given or on the third calendar day after it is mailed by registered or certified mail to the Holder, postage pre-paid and addressed to the Holder at his last registered address or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address; and, if to the Company, addressed to it at that address appearing on page 1 of this Warrant. The Company may change its address for purposes of service of notice by written notice to the Holder at the address provided above, and the Holder may change its address by written notice to the Company.

      11. CORPORATE BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

      12. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

      13. SURVIVAL. The various rights and obligations of the Holder and of the Company set forth herein shall survive the exercise and surrender of this Warrant.

      14. NO AMENDMENTS OR MODIFICATIONS. Neither this Warrant nor any provision hereof may be amended, modified, waived, or terminated except upon the written consent of the Company and the Holders of this Warrant.

      15. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by an officer, thereunto duly authorized this 4th, day of February, 1997.

                              EUROPA CRUISES CORPORATION


                              By________________________________________________
                                    Lester E. Bullock
                                    President

                                   ASSIGNMENT
                                   ----------


      FOR VALUE RECEIVED, the undersigned ____________________________ hereby sell(s), assign(s), and transfer(s) unto _____________________________________, the rights represented by the within Warrant to purchase _________ ( ) shares of the Common Stock of _____________________________ pursuant to the terms and conditions of this Warrant held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Warrant Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned a new Warrant evidencing the right to purchase the number of Warrant Shares remaining after issuance and delivery of this Warrant to the above-named assignee. Except for the number of shares that may be purchased, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant. To complete the assignment contemplated by this Assignment, the undersigned irrevocably appoints ______________________as the undersigned's attorney-in-fact to transfer this Warrant and the rights thereunder on the books of the Company with the full power of substitution for these purposes.

Dated:_______________________, 19__

                                    ______________________________________
__________________
                                    Printed Name of the Holder

                                    ____________________________________________
                                    Signature


________________________________________________________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or trust company having an office or correspondent in the State of Florida, or by a firm having membership on a registered national securities exchange and an office in the State of Florida.

                               NOTICE OF EXERCISE
                               ------------------

(To be executed by the Holder desiring to exercise the right to acquire shares of Common Stock of ________________, Inc., pursuant to this Warrant.)




      The undersigned Holder of a Warrant to purchase shares of Common Stock ("Shares) of _______________, Inc., a Florida corporation, hereby elects to purchase, pursuant to the provisions of the Holder's Warrant dated _____________________ held by the undersigned, to the extent of purchasing the following number of such Shares __________________ ( ); and requests that the Certificate for such Shares be issued in the name of, and delivered to_______________________________________________________________, whose address is_________________________________________________________________; and further requests, if the number of Shares transferred are not all the Shares that may be acquired pursuant to the unexercised portion of this Warrant, that a new Warrant of like tenor for the remaining Shares that may be acquired pursuant to this Warrant be issued and delivered to the undersigned.


Dated:___________________, 1996.


                                    Printed Name:______________________________
__________

                                    Signature:   ______________________________

__________
                                    Address:     ______________________________

                                                 _______________________

__________


(Signature must conform in all respects to the name of holder as specified on the face of this Warrant.)



















                                     -11-